                            SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                          ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant Section 240.14a-12

                        NATIONWIDE SEPARATE ACCOUNT TRUST
                        ---------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------

2)     Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

4)     Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

5)     Total fee paid:
                      ----------------------------------------------------------


[ ]    Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid:
                              --------------------------------------------------

2)     Form, Schedule or Registration Statement No.:
                                                    ----------------------------

3)     Filing Party:
                    ------------------------------------------------------------

4)     Date Filed:
                  --------------------------------------------------------------

                                                                     PRELIMINARY



                        NATIONWIDE SEPARATE ACCOUNT TRUST

                  THREE NATIONWIDE PLAZA, COLUMBUS, OHIO 43215


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of each Fund of Nationwide Separate Account Trust and to the Owners of Variable Annuity Contracts or Variable Life Insurance Policies issued by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") entitled to give Voting Instructions to the Shareholders of each Fund of Nationwide Separate Account Trust in connection with the Separate Accounts of Nationwide:

         Notice is hereby given that the Annual Meeting of Shareholders of each of the series or portfolios (collectively, the "Funds") of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), will be held on Wednesday, July 26, 2000, at __:00 a.m., E.D.S.T., at Three Nationwide Plaza, Columbus, Ohio 43215. The purpose of the Meeting is to consider and act on the following matters:

         1.  To elect a Board of Trustees;

         2. To ratify the selection of PricewaterhouseCoopers LLP, independent public accountants, as auditors to be employed by the Trust for the fiscal year ending December 31, 2000;

         3. To approve amendments to the Trust's Declaration of Trust to permit the Board of Trustees of the Trust to authorize the issuance of multiple classes of shares of each Fund in the future without further shareholder approval;

         4. To approve the following matters with respect to certain fundamental investment policies of each of the Funds:

             a. Amend the Funds' fundamental investment policy regarding making loans;

             b. Amend the Funds' fundamental investment policy regarding borrowing money and issuing senior securities;

             c. Amend the Funds' fundamental investment policy regarding commodities and commodities contracts; and

             d. Amend the Funds' fundamental investment policy regarding real estate;

         5. To approve the following matters with respect to certain fundamental investment policies for each of the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and the Money Market Fund:

             a. Adopt a fundamental investment policy regarding underwriting securities; and

             b. Adopt a fundamental investment policy regarding concentration of portfolio investments;

         6. To authorize the Board of Trustees to appoint, replace or terminate subadvisers recommended by Villanova Mutual Fund Capital Trust, as investment adviser, or amend the terms of any subadvisory agreement for the Nationwide Strategic Value Fund without shareholder approval; and

         7. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         With respect to the Nationwide separate accounts who are shareholders of the Trust, Nationwide hereby solicits and agrees to vote the shares of the Funds at the Meeting in accordance with timely instructions received from owners of variable annuity contracts and variable life insurance policies ("variable contracts") having contract values allocated to Nationwide's separate accounts invested in shares of the Funds.

         If you are a shareholder of record as of the close of business on May 12, 2000, you have the right to instruct the persons listed on the enclosed Proxy/Voting Instruction Form on how your shares in the Fund(s) should be voted. If you are a variable contract owner of record at the close of business of May 5, 2000, you have the right to instruct Nationwide as to the manner in which the Fund shares attributable to your variable contract should be voted. To assist you in giving your instructions, a Proxy/Voting Instruction Form is enclosed that reflects the number of shares of each Fund you are entitled to vote or for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this Notice and describes the matters to be voted on at the Meeting or any adjournment(s) thereof.


                                              By Order of the Trustees,




June __, 2000                                 Elizabeth A. Davin, Secretary



                             YOUR VOTE IS IMPORTANT


WE URGE YOU TO COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY/VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                                                     PRELIMINARY


                                 PROXY STATEMENT

                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             THREE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215

                            TO BE HELD JULY 26, 2000


                           GENERAL VOTING INFORMATION


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of Nationwide Separate Account Trust, a Massachusetts business trust (the "Trust"), to be used in connection with the Annual Meeting of Shareholders (the "Meeting") of all series or funds of the Trust (collectively the "Funds") to be held at __:00 a.m., E.D.S.T., on Wednesday, July 26, 2000. The Meeting will be conducted at the principal executive offices of the Trust: Three Nationwide Plaza, Columbus, Ohio 43215. The Trustees have fixed the close of business on May 12, 2000, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting.

         This Proxy Statement is being furnished in connection with the solicitation of proxies from shareholders and of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values on the Record Date allocated to a subaccount of a Nationwide separate account invested in shares of the Funds. The approximate date on which this Proxy Statement and forms of proxy/voting instruction are first sent to shareholders/variable contract owners is on or about June __, 2000.

         Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. The following table sets forth the number of shares of beneficial interest (the "Shares") of each of the Funds which were outstanding as of the Record Date and are therefore entitled to vote at the Meeting:

                  FUND                                   SHARES OUTSTANDING
                  ----                                   ------------------

         Strategic Growth Fund...........................      8,962,566
         Strategic Value Fund............................      2,670,317
         Equity Income Fund..............................      2,846,167
         High Income Bond Fund...........................      7,315,000
         Balanced Fund...................................      8,302,274
         Multi Sector Bond Fund..........................      9,372,200
         Small Cap Value Fund............................     17,446,768
         Small Cap Growth Fund...........................      2,310,346
         Global 50 Fund..................................      5,441,156
         Mid Cap Index Fund..............................      2,908,018

         Small Company Fund..............................     30,366,890
         Income Fund.....................................        942,603
         Total Return Fund...............................    116,031,010
         Capital Appreciation Fund.......................     34,851,029
         Government Bond Fund............................     65,996,447
         Money Market Fund...............................  1,953,076,181

         Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. However, with respect to the Nationwide separate accounts, Nationwide will vote the Shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote Shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which timely instructions are received. If a duly executed and dated Proxy/Voting Instruction Form is received that does not specify a choice, Nationwide will consider its timely receipt as an instruction to vote in favor of the proposal(s) to which it relates. Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by either submitting to Nationwide subsequently dated voting instructions, delivering to Nationwide a written notice of revocation or otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instructions.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE TRUST AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE
(800) 848-6331. THE ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF RECEIPT OF YOUR REQUEST.

         At the Meeting, shareholders will be voting either together as a group without regard to Fund or separately by Fund, depending upon the proposal being considered.

         The following table summarizes the proposals on which shareholders are being asked to vote (singly a "Proposal" and collectively the "Proposals") and indicates which shareholders are eligible to vote on each Proposal. Proposals 1, 2 and 3 will be voted upon by all Funds as a group; Proposal 4 will be voted upon by all Funds voting individually by Fund; Proposal 5 will be voted upon only by the shareholders of the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and the Money Market Fund, voting individually by Fund; and Proposal 6 will be voted upon only by the shareholders of the Nationwide Strategic Value Fund.


--------------------------------------------------------------------------------------------------------------------
            PROPOSAL                    BRIEF DESCRIPTION OF PROPOSAL           SHAREHOLDERS WHO WILL VOTE ON THE
            --------                    -----------------------------           ---------------------------------
                                                                                             PROPOSAL
--------------------------------------------------------------------------------------------------------------------
Proposal 1                         To elect a Board of Trustees              Shareholders of all Funds voting
                                                                             together as a group
--------------------------------------------------------------------------------------------------------------------
Proposal 2                         To ratify the selection of                Shareholders of all Funds voting
                                   PricewaterhouseCoopers LLP as             together as a group
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                                   auditors
--------------------------------------------------------------------------------------------------------------------
Proposal 3                         To approve amendments to the Trust's      Shareholders of all Funds voting
                                   Declaration of Trust to permit the        together as a group
                                   Board of Trustees of the Trust to
                                   authorize the issuance of multiple
                                   classes of shares without further
                                   shareholder approval
--------------------------------------------------------------------------------------------------------------------
                                   To approve the following matters with
                                   respect to certain fundamental investment
                                   policies of each of the Funds:
--------------------------------------------------------------------------------------------------------------------
Proposal 4.a.                      Amend the Funds' fundamental investment   Shareholders of all Funds voting
                                   policy regarding making loans             separately by Fund
--------------------------------------------------------------------------------------------------------------------
Proposal 4.b.                      Amend the Funds' fundamental investment   Shareholders of all Funds voting
                                   policy regarding borrowing money and      separately by Fund
                                   issuing senior securities
--------------------------------------------------------------------------------------------------------------------
Proposal 4.c.                      Amend the Funds' fundamental investment   Shareholders of all Funds voting
                                   policy regarding commodities and          separately by Fund
                                   commodities contracts
--------------------------------------------------------------------------------------------------------------------
Proposal 4.d.                      Amend the Funds' fundamental investment   Shareholders of all Funds voting
                                   policy regarding real estate              separately by Fund
--------------------------------------------------------------------------------------------------------------------
                                   To approve the following matters with
                                   respect to certain fundamental investment
                                   policies of each of the following Funds:

                                   -        the Total Return Fund;
                                   -        the Capital Appreciation Fund;
                                   -        the Government Bond Fund;
                                   -        the Money Market Fund:
--------------------------------------------------------------------------------------------------------------------
Proposal 5.a.                      Adopt a fundamental investment policy     Shareholders of such Funds voting
                                   regarding underwriting securities         separately by Fund
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Proposal 5.b.                      Adopt a fundamental investment policy     Shareholders of such Funds voting
                                   regarding concentration of portfolio      separately by Fund
                                   investments
--------------------------------------------------------------------------------------------------------------------
Proposal 6                         To authorize the Board of Trustees to     Shareholders of the Nationwide
                                   appoint, replace or terminate             Strategic Value Fund only
                                   subadvisers recommended by Villanova
                                   Mutual Fund Capital Trust, as
                                   investment adviser, or amend the terms
                                   of any subadvisory agreement for the
                                   Nationwide Strategic Value Fund without
                                   shareholder approval
--------------------------------------------------------------------------------------------------------------------


         The Trust knows of no business other than that mentioned in Proposals 1 through 6 as described above which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed Proxy/Voting Instruction Form to vote proxies in accordance with their best judgment. If a quorum is not present at the Meeting for a particular Proposal or a quorum is present but sufficient votes to approve such Proposal are not received, the persons named as proxies may vote to approve those Proposals for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxy/voting instructions for those Proposals for which sufficient votes have NOT been received, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

                        PROPOSAL 1 - ELECTION OF TRUSTEES

         It is the present intention that the proxies will be used for the purposes of voting in favor of the election of each of the following nominees as Trustee to hold office until the next meeting of shareholders and until his or her successor is elected and qualified. Each of the nominees (except for Messrs. Allen, Hondros and McFerson, Ms. Cholmondeley and Ms. Hennigar) presently is a Trustee of the Trust. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, as amended, each nominee has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

NAME, AGE
AND POSITION                             PRINCIPAL OCCUPATION(S)                        A TRUSTEE OF
WITH THE TRUST                           DURING PAST FIVE YEARS                         THE TRUST SINCE
--------------                           ----------------------                         ---------------

Charles E. Allen                         Mr. Allen has been Chairman,  Chief Executive  Not currently a Trustee
Age 52                                   Officer and President of the Graimark  family
                                         of companies since 1988 (real estate
                                         development, investment and asset management).

Paula H. J. Cholmondeley                 Ms.  Cholmondeley has been Vice President and  Not currently a Trustee
Age 50                                   General Manager of Special Products at Sappi
                                         Fire Paper North America since 1998. From 1992
                                         to 1998, she held various positions with Owens
                                         Corning, including Vice President & General
                                         Manager of the Residential Insulation Division
                                         (1997 to 1998), President of the MIRAFLEX
                                         Fibers Division (1994 to 1997), and Vice
                                         President of Business Development and Global
                                         Sourcing (1992 to 1994).

C. Brent DeVore                          Mr. DeVore has been President of Otterbein     1990
Age 59                                   College since 1984.
Trustee

Robert M. Duncan                         Mr. Duncan has been a member of the Ohio       1987
Age 72                                   Elections Commission since 1996.  He was
Trustee                                  formerly Vice President and General Counsel
                                         of The Ohio State University and Secretary to
                                         the Board of Trustees of The Ohio State
                                         University from 1992 to 1996.

*Joseph J. Gasper                        Mr. Gasper has been  Director, President and   1997
Age 56                                   Chief Operating Officer of Nationwide
Chairman and Trustee                     Financial Services, Inc. since _______, 1997
                                         and of Nationwide Life Insurance Company since
                                         April 1996. Prior to that and since August
                                         1992, he was Executive Vice President and
                                         Senior Vice President for Nationwide Insurance.


Barbara Hennigar                         Ms. Hennigar has been Chairman of              Not currently a Trustee
Age 64                                   OppenheimerFunds Services and Shareholder
                                         Services Inc, since October, 1999.
                                         Prior to that and since July 1992, she
                                         served as President and Chief Executive
                                         Officer of OppenheimerFunds Services.

*Paul J. Hondros                         Mr. Hondros has been President and Chief       Not currently a Trustee
Age 51                                   Executive Officer of

                                         Villanoval Mutual Fund Capital Trust since
                                         1999. From October 1997 through October 1998,
                                         Mr. Hondros served as President and Chief
                                         Executive Officer of Pilgrim Baxter and
                                         Associates, Ltd. (investment management firm).
                                         Prior thereto, he served and President and
                                         Chief Operating Officer of Fidelity
                                         Investments Retail Group since 1996 and as
                                         President and Chief Operating Officer of
                                         Fidelity Investments Institutional Services
                                         Co.

Dr. Thomas J. Kerr, IV                   Dr. Kerr has been President Emeritus of        1982
Age 66                                   Kendall College located in Evanston,
Trustee                                  Illinois since 1996. He was formerly President
                                         of Kendall College.

Douglas F. Kridler                       Mr. Kridler has been President and Executive   1995
Age 44                                   Director of CAPA (the Columbus Association
Trustee                                  for the Performing Arts) since 1984.

*Dimon R. McFerson                       Mr. McFerson has been President and Chief      Not currently a Trustee
Age 63                                   Executive Officer of Nationwide Insurance and
                                         Chief Executive Officer of Nationwide Advisory
                                         Services, Inc. since December 1992.

*Arden L. Shisler                        Mr. Shisler has been President and Chief       2000
Age 58                                   Executive  Officer of K&B Transport,  Inc., a
Trustee                                  trucking firm, since January 1992.

David C. Wetmore                         Mr.  Wetmore has been the  Managing  Director  1990
Age 52                                   of The Update Capital, a venture capital
Trustee                                  firm, since 1995.

----------------------
* Messrs. Gasper, Hondros, McFerson and Shisler are each considered an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

         Except for Messrs. Allen, Gasper and Hondros, Ms. Cholmondeley and Ms. Hennigar, each nominee for Trustee is also currently a trustee of Nationwide Mutual Funds ("NMF"). Except for Messrs. Allen, McFerson and Hondros, Ms. Cholmondeley and Ms. Hennigar, each nominee for Trustee is also currently a trustee of Nationwide Asset Allocation Trust ("NAAT"). NMF and NAAT are registered investment companies.

         During the fiscal year ended December 31, 1999, no Trustee or officer affiliated with VMF or any subadviser for any of the Funds received any direct remuneration from the Trust for serving in such capacities.

         A plurality of the votes cast at a meeting of shareholders at which a quorum is present is required for the election of Trustees.

FURTHER INFORMATION REGARDING THE TRUSTEES AND EXECUTIVE OFFICERS

         The following table sets forth information on beneficial ownership of Shares of the Funds held by each Trustee, nominee for Trustee and executive officer of the Trust as of May 12, 2000.

                                                                                      NUMBER OF
                                                                                      SHARES
                                                                                      BENEFICIALLY       PERCENT
TITLE OF FUND                   NAME AND ADDRESS OF BENEFICIAL OWNER                  OWNED*             OF FUND
-------------                   ------------------------------------                  ------             -------





-----------------
* Shares are held by the Nationwide Insurance Enterprise Savings Plan for the benefit of the person shown.

         As of May 12, 2000, the Trustees and executive officers of the Trust as a group owned beneficially fewer than 1% of the outstanding Shares of the Trust or of any of the Funds.

         During the fiscal year ended December 31, 1999, the Trust's Board of Trustees held five meetings. Each of the current Trustees attended at least 75% of those meetings. Messrs. Allen, Hondros, McFerson and Shisler, Ms. Chomondeley and Ms. Hennigar were not trustees of the Trust during that period.

         The following table sets forth information regarding all compensation paid by the Trust to its Trustees for their services as such during the fiscal year ended December 31, 1999. The Trust has no pension or retirement plans.

                               COMPENSATION TABLE

NAME AND POSITION                               AGGREGATE     TOTAL COMPENSATION
WITH THE TRUST                                 COMPENSATION     FROM THE TRUST
-------------                                 FROM THE TRUST     AND THE FUND
                                              --------------         COMPLEX*
                                                                     -------
Dr. John C. Bryant(1)                            $ 8,000             $24,000
Trustee

C. Brent DeVore                                  $ 4,500             $16,000
Trustee

Sue A. Doody(1)                                  $ 8,000             $21,000
Trustee

Robert M. Duncan                                 $ 8,000             $24,000
Trustee

Joseph J. Gasper                                 $     0             $     0
Trustee

Thomas J. Kerr, IV                               $ 8,000             $24,000
Trustee

Douglas F. Kridler                               $ 8,000             $21,000
Trustee

Arden L. Shisler(2)                              $     0             $     0
Trustee
                                                 $ 4,500             $16,000
David W. Wetmore
Trustee

Robert Woodward(1)                               $     0             $     0
Trustee


* For purposes of this Table, Fund Complex means one or more mutual funds which have a common investment adviser or affiliated investment advisers or which hold themselves out to the public as being related and means here NMF and NAAT, as well as the Trust.

(1) Dr. Bryant, Ms. Doody and Mr. Woodward are not standing for re-election as Trustees of the Trust at the Meeting.

(2)      Mr. Shisler was appointed to the Board of Trustees on February 9, 2000.

EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the executive officers of the Trust:

NAME, AGE AND                                                                         AN OFFICER
POSITION WITH                            PRINCIPAL OCCUPATION                         OF THE
THE TRUST                                DURING THE PAST FIVE YEARS                   TRUST SINCE
---------                                --------------------------                   -----------

Joseph J. Gasper                         Mr. Gasper has been Director, President      October, 1997
Age 56                                   and Chief Operating Officer of Nationwide
Chairman and Trustee                     Financial Services, Inc. since _______, 1997
                                         and of Nationwide Life Insurance Company
                                         since April 1996. Prior to that and since
                                         1992 he was Executive Vice President and
                                         Senior Vice President for Nationwide
                                         Insurance.

James F. Laird, Jr.                      Since May 2000, Mr. Laird has been Senior    November, 1987
Age 43                                   Vice  President - Product  Development  for
Treasurer                                Villanova Capital,  Inc.,  Villanova Mutual
                                         Fund   Capital   Trust  and   Villanova  SA
                                         Capital  Trust.  In addition,  since April,
                                         1995,    Mr.    Laird    has   been    Vice
                                         President--General   Manager  of  Nationwide
                                         Advisory Services, Inc.


         The executive officers of the Trust are elected by the Board of Trustees and hold office until their respective successors are duly elected. None of the officers of the Trust receives compensation from the Trust for serving as an officer.

               PROPOSAL 2 - RATIFICATION OF SELECTION OF AUDITORS

         The Board of Trustees of the Trust, including a majority of the Board of Trustees who are not "interested persons" of the Trust, on February 9, 2000, approved the selection of PricewaterhouseCoopers LLP as the auditors of the Trust for the fiscal year ending December 31, 2000. Unless instructed in the Proxy/Voting Instruction Form to the contrary, the persons named therein intend to vote in favor of the ratification of the selection of PricewaterhouseCoopers LLP as auditors of the Trust to serve for the fiscal year ending December 31, 2000.

         Shareholders of all Funds of the Trust will vote jointly on the proposal to ratify the selection of PricewaterhouseCoopers LLP as auditors of the Trust to serve for the fiscal year ending December 31, 2000. Ratification requires the affirmative vote of a majority of the Shares of the Trust who are present at the Meeting in person or by proxy.

         A representative of PricewaterhouseCoopers LLP will be available by telephone during the Meeting with an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.

                 PROPOSAL 3 - AMENDMENTS TO DECLARATION OF TRUST

         The Trustees propose to amend the Trust's Amended Declaration of Trust to permit the Trustees, without further shareholder approval, to create, from time to time, multiple of classes of shares for any Fund and to redesignate or reclassify issued and outstanding shares into a class or as a different class. Currently the Trust is authorized to issue only one class of shares for each Fund of the Trust. However, it is quite common in the mutual fund industry for the boards of trustees of investment companies, such as the Trust, to create multiple classes of shares for a single fund or series.

         Shares of a particular class will be equal in all respects to the other shares of that class, and will be equal to the other Shares of that particular Fund except with respect to certain expenses associated with the distribution of Shares of that class or the services to that class' shareholders and with respect to voting rights on matters that only effect that class.

         The Amended Declaration of Trust of the Trust is proposed to be amended further by adding thereto the following, new Article I, Section 1.2(n) and
Article XI, Section 11.6:

         SECTION 1.2(n) "CLASS" refers to one or more classes or sub-series of Shares established and designated under or in accordance with the provisions of Section 11.6.

                  SECTION 11.6 CLASS SHARES. Notwithstanding any other term or provision in this Amended Declaration to the contrary, and subject to the provisions of the 1940 Act, the Internal Revenue Code and to any other applicable law or regulation, the Trustees are empowered from time to time, in their absolute discretion and without the approval of Shareholders, to create, identify by descriptive name or symbol and define the characteristics of, allocate expenses to, calculate net asset value for, declare and pay dividends regarding, issue and redeem, establish any special voting rights regarding, otherwise create and administer the terms and provisions of, and in their discretion amend the Amended Declaration to reflect, one or more classes of Shares of one or more existing or newly created series of Shares. The authority granted to the Trustees herein shall include the authority to designate the Shares of a then existing series or class of Shares as part of an existing or newly created class of Shares of such series.

         The proposed amendments to the Trust's Amended Declaration of Trust will give it more flexibility to create and market shares sold through various distribution channels. The ability to create multiple classes of Shares will not impair the rights of the holders of the currently issued and outstanding Shares of the Funds. The Amended Declaration of Trust specifically provides that it cannot be amended without proper shareholder approval in any way that would diminish any voting or liquidation rights of the existing Shares of the Trust.

         Approval of the amendments to the Amended Declaration of Trust requires the affirmative vote of a majority of the outstanding Shares of the Trust, defined as the lesser of (a) 67% or more of the outstanding Shares of the Trust present at the Meeting, if holders of more than 50% of the Shares are present or presented by proxy, or (b) more than 50% of the Shares of the Trust. If the proposal is not approved, the Trust's Amended Declaration of Trust will remain unchanged.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 3.



         PROPOSALS 4.a. THROUGH 4.d. - ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT POLICIES RELATING TO LOANS, BORROWING MONEY, ISSUING SENIOR
              SECURITIES, COMMODITIES AND COMMODITIES CONTRACTS AND
                        REAL ESTATE FOR EACH OF THE FUNDS

         The primary purpose of the Proposals 4.a. through 4.d., as more fully described below, is to revise several of the fundamental investment policies for all of the Funds to conform to policies which are currently, or are expected to become, standard for all Funds of the Trust and for all of the funds of NMF, another investment company managed by VMF. VMF believes that increased standardization will promote operating efficiencies and facilitate the monitoring of compliance with such fundamental investment policies by eliminating ambiguities, clarifying the Funds' investment policy limitations and establishing uniformity among the Funds of the Trust.

         Except with respect to the policy on making loans for each of the Funds, revision of the following fundamental investment policies is not expected to have any material impact on the investment techniques employed by any of the Funds at this time. However, VMF and the Trust believe that the revisions will contribute to the overall objective of standardization.

         The 1940 Act requires that a Fund's investment policies relating to certain matters, including loans, borrowing, commodities and real estate, be "fundamental" - meaning that such policies may NOT be amended without the approval of a majority of that Fund's outstanding Shares. For purposes of the 1940 Act, approval of a majority of a Fund's outstanding Shares means the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or presented by proxy, or
(b) more than 50% of the Shares of that Fund.

         Shareholders of each of the Funds will be voting on Proposals 4.a. through 4.d. individually and not as a group. Therefore, whether a Proposal is approved or not approved by shareholders of a particular Fund will not affect whether or not such Proposal is approved by shareholders of another Fund. If a Proposal is not approved for a particular Fund, that fundamental policy will remain unchanged from its current version.

PROPOSAL 4.a. - AMENDMENT OF FUNDAMENTAL POLICY REGARDING MAKING LOANS

         This table sets forth the current policies regarding loans for each of the Funds and the policy on loans as proposed to be adopted by shareholders of each Fund.

----------------------------------------------------------------------------------------------------------------------
FUND AND ITS CURRENT POLICY                                               PROPOSED POLICY (FOR ALL FUNDS)
----------------------------------------------------------------------------------------------------------------------

-        Strategic Value Fund
-        Equity Income Fund                                               May  not lend any security or make any
-        High Income Bond Fund                                            other loan, except that each Fund may in
-        Balanced Fund                                                    accordance with its investment objective
-        Multi Sector Bond Fund                                           and policies (i) lend portfolio
-        Small Cap Value Fund                                             securities, (ii) purchase and hold debt
-        Small Cap Growth Fund                                            securities or other debt instruments,
-        Global 50 Equity Fund                                            including but not limited to loan
-        Mid Cap Index Fund                                               participations and subparticipations,
-        Strategic Growth Fund                                            assignments, and structured securities,
-        Small Company Fund                                               (iii) make loans secured by mortgages on
-        Income Fund:                                                     real property,  (iv) enter into repurchase
                                                                          agreements, and (v) make time deposits
     May not lend any security or make any other loan if, as a result,    with financial institutions and invest in
     more than 331/3% of its total assets (taken at current value)        instruments issued by financial institutions,
     would be lent to other parties, except in accordance with its        and enter into any other lending arrangement as
     investment objective, policies and limitations through               and to the extent permitted by the investment
     (i) purchase of debt securities or other debt instruments,           Company Act of 1940 or any rule, order or
     including participations, assignments and structured securities or   interpretation thereunder.
     (ii) by engaging in repurchase agreements.


-        Total Return Fund
-        Capital Appreciation Fund
-        Government Bond Fund
-        Money Market Fund:

     May not make loans to other persons, except by the purchase of obligations in which the Trust is authorized to invest. The Trust may, however, enter into repurchase agreements, but a Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets (taken at current value) would be subject to repurchase agreements maturing in more than 7 days.
----------------------------------------------------------------------------------------------------------------------

         The current and proposed policies on loans permit each Fund to purchase or hold debt securities in accordance with its investment objectives and policies and to enter into repurchase agreements. The significant differences between the current policies and the proposed policy are that the proposed policy (1) permits the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and the Money Market Fund to engage in securities lending (i.e., loan portfolio securities to third parties) and (2) permit any other lending arrangement permitted under the 1940 Act or any rule, order or interpretation thereunder.

         VMF is currently developing a securities lending program in which each Fund may participate to the extent VMF believes that participation in the lending program would be in the best interests of such Fund and consistent with its investment objectives and policies. VMF currently believes that each Fund is likely to participate in such lending program. The Prospectus and Statement of Additional Information for those Funds which will participate in the securities lending program contains a description of such program and the risks associated therewith.

         Other than securities lending for the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and the Money Market Fund, the Trust and VMF are not aware of any other investment techniques that a Fund might use to pursue its investment objective(s) that are not within the current policy. However, in the future new financial products may be developed in which a Fund may want to invest. Such products might fall outside the scope of the current policy. Therefore, the proposed policy is intended to give the Funds greater flexibility to enter into lending arrangements of any sort so long as such arrangements are consistent with the applicable Fund's investment objectives and stated policies AND are permitted under the 1940 Act and the SEC's interpretations thereof.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.a.


PROPOSAL 4.b. - AMENDMENT OF FUNDAMENTAL POLICY REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         This table sets forth the current policies regarding borrowing money and issuing senior securities for each of the Funds and the policy on such matters as proposed to be adopted by shareholders of each Fund.

---------------------------------------------------------------------------------------------------------------------
FUND AND ITS CURRENT POLICY                                                PROPOSED POLICY (FOR ALL SUCH FUNDS)
---------------------------------------------------------------------------------------------------------------------

-        Strategic Value Fund
-        Equity Income Fund
-        High Income Bond Fund
-        Balanced Fund                                                     May not borrow money or issue senior
-        Multi Sector Bond Fund                                            securities, except that each Fund may
-        Small Cap Value Fund                                              enter into reverse repurchase agreements
-        Small Cap Growth Fund                                             and may otherwise borrow money and issue
-        Global 50 Equity Fund                                             senior securities as and to the extent
-        Mid Cap Index Fund                                                permitted by the 1940 Act or any rule,
-        Strategic Growth Fund                                             order or interpretation thereunder.
-        Small Company Fund
-        Income Fund:

     May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940
     (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
     purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

     May not issue senior securities, except as permitted under the 1940 Act.

-        Total Return Fund
-        Capital Appreciation Fund
-        Government Bond Fund
-        Money Market Fund:

     May not borrow money, except an amount equal to no more than 5% of the value of each of the Fund's total assets (calculated when the loan is made) for temporary, emergency purposes or for the clearance of transactions.
     This limited borrowing authority will not be used to leverage the Funds or to borrow for extended periods of time. This authority is intended to provide the investment manager additional flexibility in the execution of routine daily transactions, and allow for more efficient cash management.

     May not issue securities except as permitted by the Investment Company Act of 1940.
---------------------------------------------------------------------------------------------------------------------

         For each of the Funds, other than the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund, the policy as proposed to be amended is intended to combine the policies regarding borrowing money and issuing senior securities and to simplify the language. The current description of permitted borrowings was intended to cover all borrowings permitted under the 1940 Act. The proposed policy simplifies and clarifies this intent and also would permit a Fund to borrow money to the extent permitted under the 1940 Act and any rules, interpretations or orders thereunder. The rules under the 1940 Act and the SEC's interpretations thereof place significant limitations on a Fund's ability to borrow money and issue senior securities -- limits that the Funds would continue to be subject to as they are now.

         For the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund, these fundamental policies, as proposed to be amended, would substantially increase the amount which such a Fund could borrow and attempts to give each such Fund the maximum amount of flexibility permitted under the 1940 Act as is available to the other Funds of the Trust. The fundamental investment policy regarding the issuance of senior securities will remain unchanged. As stated above, however, VMF does not currently expect that these amendments, if approved, would materially affect the manner in which any of these Funds is managed.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.B.



PROPOSAL 4.c. - AMENDMENT OF FUNDAMENTAL POLICY REGARDING COMMODITIES AND COMMODITIES CONTRACTS


         This table sets forth the current policies regarding commodities and commodities contracts for each of the Funds and the policy on commodities and commodities contracts as proposed to be adopted by shareholders of each Fund. The type of commodities contracts most commonly used by the Funds are futures contracts on securities and securities indices and forward currency contracts.

---------------------------------------------------------------------------------------------------------------------
FUND AND ITS CURRENT POLICY                                              PROPOSED POLICY (FOR ALL FUNDS)
---------------------------------------------------------------------------------------------------------------------

-        Strategic Value Fund
-        Equity Income Fund                                              May not purchase or sell commodities or
-        High Income Bond Fund                                           commodities contracts, except to the extent
-        Balanced Fund                                                   disclosed in the current Prospectus or
-        Multi Sector Bond Fund                                          Statement of Additional Information of the
-        Small Cap Value Fund                                            Fund.
-        Small Cap Growth Fund
-        Global 50 Equity Fund
-        Mid Cap Index Fund
-        Total Return Fund
-        Capital Appreciation Fund
-        Government Bond Fund
-        Money Market Fund:

         May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current
         Prospectus of such Fund

-        Strategic Growth Fund
-        Small Company Fund
-        Income Fund:

     May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities.
---------------------------------------------------------------------------------------------------------------------

         The current and proposed policies each permit the Funds to enter into contracts which may be considered to be commodities contracts (e.g., futures contracts on securities or securities indices). For each of the Funds, other than the Strategic Growth Fund, Small Company Fund and Income Fund, the significant difference between the current and proposed policies is where the disclosure regarding a Fund's use of commodities is required to be made. Under the current policy, such disclosure must be in the Prospectus.

         Recently the SEC amended its rules governing the Funds' disclosure obligations in their Prospectuses. Under these new Rules, only those investment techniques that are "principal" to a Fund are to be disclosed in the Prospectus. Non-principal investment techniques are to be disclosed in the Fund's Statement of Additional Information. The proposed policy, if adopted, will allow a Fund to disclose its use of futures contracts (and other techniques which may be considered "commodities") in EITHER its Prospectus or its Statement of Additional Information depending upon whether such technique is a principal or non-principal investment technique of the Fund. Therefore, the effect of the proposed policy changes is to make the disclosure requirements for the Funds consistent with their disclosure obligations under the SEC's Rules.

         With respect to the Strategic Growth Fund, Small Company Fund and Income Fund, the purpose of the proposed change in such fundamental policy is to make such Funds' policy consistent with that of the other Funds' of the Trust.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.c.


PROPOSAL 4.d. - AMENDMENT OF FUNDAMENTAL POLICY REGARDING REAL ESTATE


         This table sets forth the current policy regarding real estate for all of the Funds and the policy on real estate as proposed to be adopted by the shareholders of the Funds.




----------------------------------------------------------------------------------------------------------------
ALL FUNDS AND THEIR CURRENT POLICY                            PROPOSED POLICY (FOR ALL SUCH FUNDS)
----------------------------------------------------------------------------------------------------------------
     May not purchase or sell real estate unless acquired     May not purchase or sell real estate, except that
     as a result of ownership of securities or instruments,   each Fund may (i) acquire real estate through
     but this restriction shall not prohibit the Fund from    ownership of securities or instruments and sell
     purchasing or selling securities issued by entities or   any real estate  acquired thereby, (ii) purchase
     investment vehicles that own or in real estate or        or sell instruments  deal secured by real estate
     interests therein or instruments secured by real         (including interests therein), and (iii) purchase
     estate or interests therein.                             or sell securities issued by entities or investment
                                                              vehicles that own or deal in real estate (including
                                                              interests therein).
----------------------------------------------------------------------------------------------------------------

         VMF believes that the proposed changes to the Funds' fundamental investment policy regarding real estate do not change in any material manner their current policy; however, these changes will make such policy consistent among all Funds managed by VMF within the Trust and NMF.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 4.D.

      PROPOSALS 5.a. AND 5.b. - ADOPTION OF FUNDAMENTAL INVESTMENT POLICIES REGARDING UNDERWRITING SECURITIES AND CONCENTRATION OF PORTFOLIO INVESTMENTS
        FOR EACH OF THE TOTAL RETURN FUND, THE CAPITAL APPRECIATION FUND,
               THE GOVERNMENT BOND FUND AND THE MONEY MARKET FUND


         The purpose of Proposals 5.a. and 5.b., as more fully described below, is to adopt on behalf of the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and the Money Market Fund fundamental investment policies regarding underwriting securities and concentration of portfolio investments. Section 13 of the 1940 Act has been interpreted generally to require that mutual funds adopt fundamental policies regarding several matters, including underwriting securities and concentrating their investments in particular industries. For each of these Funds, such policies were inadvertently omitted from their prospectus and statement of additional information. Despite these omissions, these Funds have followed the general policies of the other Funds and do not underwrite securities of other issuers and do not concentrate their investments (concentration means having 25% or more of a Fund's total assets invested in securities of issuers within the same industry). Adoption of these policies will not change in any way the manner in which these Funds are managed. Therefore, shareholders of these Funds are being asked to approve fundamental investment policies regarding these matters which are identical to those same policies adopted for each of the other Funds.

          Approval of the adoption of a Fund's fundamental policy with respect to either underwriting securities or concentrating portfolio investments requires the affirmative vote of a majority of the outstanding Shares of that Fund, defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or presented by proxy, or (b) more than 50% of the Shares of that Fund.

PROPOSAL 5.a. - ADOPTION OF A FUNDAMENTAL POLICY REGARDING UNDERWRITING
SECURITIES

         The proposed policy regarding underwriting of securities is as follows:

         [The Fund]: May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

         As stated above, Section 13(a) of the 1940 Act states that a fund may not engage in the underwriting of securities of other issuers except to the extent described in a policy set forth in that fund's registration statement without the approval of shareholders. The Trust, with respect to the Funds listed above, inadvertently omitted any such policy in its registration statement. As a practical matter, none of these Funds has ever or intends to underwrite the securities of other issuers. However, it is customary for mutual funds such as these Funds to reserve the right to act as an "underwriter" to the extent that they would be considered an "underwriter" for purposes of the federal securities laws in connection with the purchase or sale of portfolio securities in the ordinary course of their operations.

         If Proposal 5.a. is not approved for a Fund, such Fund will continue to be unable to underwrite securities of other issuers.

            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 5.a.


PROPOSAL 5.b. - ADOPTION OF A FUNDAMENTAL POLICY REGARDING CONCENTRATION

         The proposed policy regarding concentration of portfolio investments is as follows:

         [The Fund:] May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities.

         Section 13(b) of the 1940 Act is generally interpreted to require a mutual fund to state its policy regarding concentration of portfolio investments in any one industry. None of these Funds ever has or currently intends to concentrate its portfolio investments in any one industry. Therefore, shareholders are being asked to approve a policy that is consistent with the concentration policy of each of the other Funds of the Trust.

         If Proposal 5.b. is not approved for a Fund, such Fund will continue to not concentrate its investments in securities of issuers within any one industry.



            THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 5.b.


        PROPOSAL 6 - AUTHORIZATION FOR THE BOARD OF TRUSTEES TO APPOINT,
         REPLACE OR TERMINATE SUBADVISER RECOMMENDED BY THE ADVISER OR
              AMEND THE TERMS OF ANY SUBADVISORY AGREEMENT FOR THE
               STRATEGIC VALUE FUND WITHOUT SHAREHOLDER APPROVAL.

         Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement applies to the appointment of subadvisers to the Strategic Value Fund for which VMF serves as investment adviser. For that reason, the Trust is submitting Proposal 6 to the shareholders of the Strategic Value Fund for their approval.

         The SEC has granted conditional exemptions from these shareholder approval requirements for situations where a fund utilizes a multi-manager approach to portfolio investing. VMF and the Trust have received such an order of exemption from the SEC for each of the other Funds of the Trust (the "Order") and may in the future seek an amendment to such order to add the Strategic Value Fund. If such amendment is applied for and is thereafter approved by the SEC and if this proposal is approved by the shareholders of the Strategic Value Fund, the Board of Trustees would, upon VMF's recommendation, without further shareholder approval, be able to appoint additional or replacement subadvisers, terminate subadvisers, rehire existing subadvisers whose agreements have been assigned (and thus automatically terminated) and enter into or modify subadvisory agreements. VMF would also be permitted to retain direct management of all or a portion of the Fund's assets, but VMF would not be permitted to hire an affiliated subadviser without shareholder approval.

         This Proposal is intended to facilitate the efficient operation of the multi-manager structure and afford the Trust increased management flexibility. The Strategic Value Fund is currently managed by Schafer Capital Management, Inc. through a subadvisory agreement with Strong Capital Management, Inc. Under the multi-manager structure, VMF, with the approval of the Board of Trustees, would have similar authority and flexibility with respect to subadvisers for the Strategic Value Fund that it has for its own internal portfolio managers, namely, that VMF can continually monitor and assess their performance and replace them if VMF believes such action is appropriate; for example, if the performance is not satisfactory. VMF will continuously monitor the performance of each subadviser and may from time to time recommend that the Board of Trustees add, replace or terminate one or more subadviser, appoint additional subadvisers or allow VMF to manage all or a portion of the Fund, depending on VMF's assessment of what combination of subadvisers and VMF it believes will optimize the Strategic Value Fund's chances of achieving its investment objective.

         While there is no way of knowing exactly how often VMF may recommend, and the Board may approve, the selection of an additional subadviser, or the replacement or termination of an existing subadviser, each of which would typically require a shareholder meeting, it is likely that the multi-manager structure would result in more frequent shareholder meetings than would otherwise be the case. However, if the SEC grants the amendment to the Order, the Trustees will not be required to call a shareholder meeting each time a new subadviser is approved (or to reapprove a subadviser whose subadvisory agreement is automatically terminated because it has been purchased by another entity) or to approve the management of all or a portion of the Fund by VMF for the Strategic Value Fund. Shareholder meetings entail substantial costs, and may entail substantial delays, which could reduce the desired benefits of the multi-manager structure. These costs and delays must be weighted against the benefits of shareholder scrutiny of proposed contracts with additional or replacement subadvisers; however, even in the absence of shareholder approval, any proposal to add or replace subadvisers for the Strategic Value Fund would receive careful review. First, VMF would assess the Strategic Value Fund's needs and, if it believed a change in investment management could benefit the Strategic Value Fund, it would systematically search the relevant universe of available investment managers. Second, any recommendations made by VMF would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of VMF within the meaning of the 1940 Act. Third, any selections of additional subadvisers or replacement subadvisers would have to comply with conditions contained in the amended Order, if granted. Finally, the Board of Trustees would not be able to replace VMF as investment adviser for the Strategic Value Fund without obtaining shareholder approval of the new investment adviser.

         Subject to SEC exemptive relief, approval of the Proposal requires the affirmative vote of a majority of the outstanding Shares of the Strategic Value Fund, which is defined as the lesser of (a) 67% or more of the outstanding Shares of the Fund present at the Meeting, if holders of more than 50% of the Shares are present or presented by proxy, or (b) more than 50% of the Shares of the Fund. If this Proposal is not approve, the Board must seek shareholder approval to institute any of the actions described in this Proposal.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 6.

                     FURTHER INFORMATION REGARDING THE TRUST

DISTRIBUTOR AND ADMINISTRATOR

         Because the Funds are sold as an underlying mutual fund option in variable annuity and insurance products, the Funds have no principal underwriter. However, NAS provides marketing and wholesaling at no additional cost to the Trust. Villanova SA Capital Trust, an affiliate of VMF and NAS, serves as the Funds' administrator. The address for VMF, NAS and Villanova SA Capital Trust is Three Nationwide Plaza, Columbus, Ohio 43215.


                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         As of May 12, 2000, to the Trust's knowledge, the following are the only persons who had or shared voting or investment power over more than 5% of the outstanding shares any Fund:

                                 Name and Address of         Number of Shares Beneficially       Percentage of Fund
           Fund                      Shareholder                        Owned(1)                       Owned
-------------------------------------------------------------------------------------------------------------------
Strategic Growth Fund       Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215

-------------------------------------------------------------------------------------------------------------------
Strategic Value Fund        Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Equity Income Fund          Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
High Income Bond Fund       Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Balanced Fund               Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Multi Sector Bond Fund      Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund        Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund       Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Global 50 Fund              Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Mid Cap Index Fund          Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Small Company Fund          Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Income Fund                 Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Total Return Fund           Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund   Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Government Bond Fund        Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------
Money Market Fund           Nationwide Variable
                            Account-_ of
                            Nationwide Life Insurance
                            Company
                            One Nationwide Plaza
                            Columbus, Ohio 43215
-------------------------------------------------------------------------------------------------------------------


(1) As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from owners of variable contracts.

                              SHAREHOLDER PROPOSALS

         Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Trust at its principal office a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust's Proxy Statement and form or forms of Proxy/Voting Instruction relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

                             ADDITIONAL INFORMATION

         With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, (i) the presence in person or by proxy of shareholders entitled to cast a majority of the Shares of the Trust on a particular matter at the Meeting shall constitute a quorum for purposes of voting upon such matter at the Meeting, provided that no action required by law or the Trust's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions and broker-non-votes, as described below, shall be treated as votes present for purposes of determining whether a quorum exists, but, for purposes of determining whether Proposals 1 and 2 have been approved, abstentions and broker non-votes will neither be counted as for or against the particular Proposal. For purposes of determining whether the remaining Proposals have been approved, abstentions and broker non-votes will be counted as "against" the particular Proposal. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.


         The Trust will bear all costs in connection with the solicitation of proxies/voting instructions from shareholders of the Trust. It is not currently expected that there will be any solicitation other than by mail. However, the Trust may engage Shareholder Communications Corporation ("SCC") to assist in soliciting proxies/voting instructions by telephone or other means if the Trust determines that sufficient proxies to approve one or more Proposals will not likely be received prior to the date of the Meeting. At this time, the material terms on cost of such an agreement, if any, with SCC have not been determined.



                                               By Order of the Trustees



June __, 2000                                  Elizabeth A. Davin, Secretary

                                                                     PRELIMINARY


NATIONWIDE __________________ FUND

Vote this proxy card TODAY! Your prompt response will save your Fund the expense of additional mailings.

Return the proxy card in the enclosed envelope or mail to:

[name]
[address]

PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

NATIONWIDE SEPARATE ACCOUNT TRUST: NATIONWIDE __________ FUND

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies/voting instructions, hereby appoint(s) Bryan Haft, Gregory Keifer and Karen Tackett, or any one of them, attorneys, with full power of substitution, to vote all shares of Nationwide Separate Account Trust ("Trust") as indicated above which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held at an office of the Trust at Three Nationwide Plaza, Columbus, Ohio 43215, on Wednesday, July 26, 2000 at __:00 a.m., E.D.S.T., and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy/Voting Instruction. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date:
       -----------------------------

------------------------------------------------

------------------------------------------------
Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
                                                      ---

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                        ---

--------------------------------------------------------------------------------------------

1.  To elect the 12 nominees       [  ] FOR all nominees listed  [  ] WITHHOLD authority to
    specified below as Trustees:   (except as marked to the       vote for all nominees.
                                        contrary below).

Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan, Joseph J.
Gasper, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr, IV, Douglas F. Kridler, Dimon
R. McFerson, Arden L. Shisler, and David C. Wetmore

    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF SUCH
    NOMINEE(S) ON THE LINE
    BELOW.)

--------------------------------------------------------------------------------------------


2. To ratify the selection of  Pricewaterhouse-      FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   Coopers LLP as independent accountants of the
   Trust.

3. To approve amendments to the Trust's              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   Declaration of Trust to permit the Board
   of Trustees of the Trust to authorize the
   issuance of multiple classes of shares of
   each Fund in the future without further
   shareholder approval

4. To approve the following matters with respect to certain fundamental investment policies of each of the Funds:

   a. amend the Fund's fundamental investment        FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
      policy regarding making loans




b. Amend the Fund's fundamental investment           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   policy regarding borrowing money or issuing
   senior securities.

c. Amend the Fund's fundamental investment           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   policy regarding commodities and commodities
   contracts.

d. Amend the Fund's fundamental investment           FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   policy regarding real estate.


5. To approve the following matters with respect to certain fundamental investment policies for each of the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and
   the Money Market Fund:


a. Adopt a fundamental investment policy             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   regarding underwriting securities.

b. Adopt a fundamental investment policy             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   regarding concentration of portfolio investments.

6. To authorize the Board of Trustees to appoint,    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]
   replace or terminate subadvisers recommended by
   Villanova Mutual Fund Capital Trust, as investment
   adviser, or amend the terms of any subadvisory
   agreement for the Nationwide Strategic Value Fund
   without shareholder approval.

NATIONWIDE __________________ FUND

Complete this instruction form TODAY! Your prompt response will save your Fund the expense of additional mailings.

Return the instruction form in the enclosed envelope or mail to:

[name]
[address]

PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------------

NATIONWIDE SEPARATE ACCOUNT TRUST: NATIONWIDE __________ FUND

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote the Nationwide Separate Account Trust ("Trust") shares attributable to his or her variable annuity or variable life insurance contract as of May 12, 2000, as indicated above, at the Annual Meeting of Shareholders of the Trust to be held at an office of the Trust at Three Nationwide Plaza, Columbus, Ohio 43215, on Wednesday, July 26, 2000 at __:00 a.m., E.D.S.T., and at any adjournments thereof. These Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Voting Instruction Form. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date:
     -------------------------------------------

------------------------------------------------

------------------------------------------------
     Signature(s) (Title(s), if applicable)

PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE


Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THESE INSTRUCTIONS SHALL BE VOTED FOR THE
PROPOSALS.                                                     ---

As to any other matter, Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
                                        ---
-------------------------------------------------------------

1. To elect the 12 nominees      [ ] FOR all nominees listed  [ ] WITHHOLD authority to
   specified below as Trustees:  (except as marked to the     vote for all nominees.
                                 contrary below).

Charles E. Allen, Paula H. J. Cholmondeley, C. Brent DeVore, Robert M. Duncan, Joseph J. Gasper, Barbara Hennigar, Paul J. Hondros, Thomas J. Kerr, IV, Douglas
F. Kridler, Dimon R. McFerson, Arden L. Shisler, and David C. Wetmore

    (INSTRUCTION:  TO WITHHOLD
    AUTHORITY TO VOTE FOR ANY
    INDIVIDUAL NOMINEE(S), WRITE
    THE NAME(S) OF SUCH
    NOMINEE(S) ON THE LINE
    BELOW.)

--------------------------------------------------------------------------------

2. To ratify the selection of  Pricewaterhouse-   FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   Coopers LLP as independent accountants of
   the Trust.

3. To approve amendments to the Trust's           FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   Declaration of Trust to permit the Board
   of Trustees of the Trust to authorize the
   issuance of multiple classes of shares of
   each Fund in the future without further
   shareholder approval

4. To approve the following matters with respect to certain fundamental investment policies of each of the Funds:

a. amend the Fund's fundamental investment        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   policy regarding making loans
b. Amend the Fund's fundamental investment        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   policy regarding borrowing money or
   issuing senior securities.

c. Amend the Fund's fundamental investment        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   policy regarding commodities and commodities
   contracts.

d. Amend the Fund's fundamental investment        FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   policy regarding real estate.

5. To approve the following matters with respect to certain fundamental investment policies for each of the Total Return Fund, the Capital Appreciation Fund, the Government Bond Fund and the Money Market Fund:

a. Adopt a fundamental investment policy          FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   regarding underwriting securities.

b. Adopt a fundamental investment policy          FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   regarding concentration of portfolio investments.

6. To authorize the Board of Trustees to appoint, FOR [ ]   AGAINST [ ]   ABSTAIN [ ]
   replace or terminate subadvisers recommended
   by Villanova Mutual Fund Capital Trust, as
   investment adviser, or amend the terms of any
   subadvisory agreement for the Nationwide
   Strategic Value Fund without shareholder approval.

                                      -3-